ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

SEMI-ANNUAL REPORT
FEBRUARY 28, 1999

ALLIANCE CAPITAL





LETTER TO SHAREHOLDERS                   ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

April 29, 1999

Dear Shareholder:

This report provides an update of the strategy, performance and outlook of Alliance Global Dollar Government Fund (the "Fund"). The Fund's objective is to provide investors with a high level of total return by seeking both high current income and capital appreciation. To achieve its objective, the Fund invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities.

INVESTMENT PERFORMANCE
The following table shows how your Fund performed over the past six- and 12-month periods ended February 28, 1999. For comparison, we have included the returns for the Fund's benchmark index, as represented by the unmanaged JP Morgan Emerging Markets Bond Index (JPM EMBI), which provides a broad measure of the performance of a basket of emerging market debt securities.

Over the six-month period ended February 28, 1999, your Fund's Class A shares outperformed the JPM EMBI, primarily due to the Fund's relative underweighting in Brazil, which benefited performance. During the 12-month period, your Fund underperformed the benchmark primarily as a result of our overweight position in Russia earlier in the Fund's fiscal year.


INVESTMENT RESULTS*
Periods Ended February 28, 1999

                                 TOTAL RETURNS
                             6 MONTHS       12 MONTHS
                             --------       ---------
ALLIANCE GLOBAL DOLLAR
  GOVERNMENT FUND
  Class A                      18.68%        -26.46%
  Class B                      18.55%        -26.98%
  Class C                      18.78%        -26.82%
JP MORGAN EMERGING MARKETS
  BOND INDEX                   14.54%        -16.17%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF FEBRUARY 28, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE JP MORGAN EMERGING MARKETS BOND INDEX IS A TOTAL RETURN INDEX THAT TRACKS THE TRADED MARKET FOR U.S. DOLLAR-DENOMINATED BRADY AND OTHER SIMILAR SOVEREIGN RESTRUCTURED BONDS TRADED IN EMERGING MARKETS. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


MARKET OVERVIEW
During the six-month period ended February 28, 1999, global markets stabilized after the volatility arising from the crisis in Russia and general uncertainty in global capital markets. Successive interest rate cuts by the Federal Reserve and other central banks, as well as the continued strength of the U.S. economy, improved the global economic climate. Although significant trouble spots remained, fear of global recession early in the period was replaced with cautious optimism.

After the initial impact on the global markets from Russia's devaluation and default on its domestic debt subsided, attention refocused on Brazil's economic troubles. Emerging market debt prices reached their lows in mid-September then quickly rebounded. Individual emerging market debt prices decoupled from Russia's fiscal problems and improved as the U.S. and other countries began easing monetary policy. Investor sentiment improved as the interest rate easing supplied confidence which spurred activity in global financial markets and benefited asset prices. Individual country selection became important as emerging market asset prices diverged and price movements became more dependent upon individual country fundamentals than on indiscriminate perceptions of uncertainty.

In January of 1999, emerging market debt prices fell once again as Brazil's devaluation of its currency, the real, renewed investor concern. Asset prices in Latin markets were negatively affected for the month, before rebounding in February. Ecuador was also faced with internal problems as policy mistakes and external factors contributed to its own fiscal crisis.


1


                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

During the six-month period ended February 28, 1999, fixed income markets in non-Latin countries outperformed those in Latin countries. Top performers among the emerging market debt sectors included Bulgaria (+53.20%), South Korea (+51.06%) and Venezuela (+48.41%). South Korea benefited from an upgrade in its credit rating to investment grade. Venezuela was aided by waning fears of both a debt moratorium and the devaluation of its currency, the bolivar. Market-friendly statements made by the newly elected president regarding Venezuela's economic policies also provided further confidence.

For the period under review, all emerging market debt sectors posted positive returns with the exception of Russia (-14.84%) and Ecuador (-2.12%). Russia continued to be plagued with investor concern over its ability to service its external debt, and Ecuador continued to wrestle with concerns regarding the progress of an International Monetary Fund package and the recent depreciation of its currency. However, after suffering from the instability in late summer, emerging debt markets, in aggregate, rebounded posting an advance of +14.54% over the six-month period, as measured by the JPM EMBI.

INVESTMENT STRATEGY
Over the six-month period ended February 28, 1999, we further diversified the Fund by adding new exposure to the Dominican Republic, Jamaica, China and Malaysia. We increased the Fund's existing exposure to Argentina and Mexico as prospects improved in those countries. We reduced the Fund's exposure to Brazil due to its current economic crisis and financial condition. We generally favored higher-yielding credit as most global markets stabilized further throughout the period.

OUTLOOK
We believe the risk of global recession has diminished after the wave of official interest rate cuts around the world. However, global growth should continue to slow and inflation will remain subdued as the consequences of excess productive capacity are felt. U.S. economic activity is expected to moderate throughout the year, from the robust rate of the fourth quarter of 1998, with growth estimates centered around 3.6% for 1999. With healthy U.S. economic growth and low U.S. inflation, we do not expect any near-term changes in interest rates by the Federal Reserve.

In the emerging markets, increased uncertainty has been somewhat mitigated by improving sentiment regarding Brazil, a rise in oil prices and the continued strength of U.S. equity markets. A recent interest rate cut by Brazil's central bank has recently bolstered investor confidence. However, we expect continued sensitivity to emerging market risk. Country selection will be important as divergence of performance, founded on individual country credit fundamentals, replaces indiscriminate investments in and out of the emerging markets based on broad investor perceptions. We continue to remain concerned about the effects that slower global growth and low commodity prices will have on emerging markets. In this environment, despite improvements over the past six months, we expect emerging market debt prices to remain sensitive to both internal and external events.

Thank you for your continued interest and investment in Alliance Global Dollar Government Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,

John D. Carifa
Chairman


Wayne D. Lyski
President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES        ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

Alliance Global Dollar Government Fund seeks primarily a high level of current income and, secondarily, capital appreciation. It invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in lower-rated securities.


INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     -26.46%        -29.56%
Five Years                     4.47%          3.57%
Since Inception*               4.46%          3.56%
SEC Yield**                   13.24%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     -26.98%        -28.92%
Five Years                     3.67%          3.67%
Since Inception*               3.66%          3.66%
SEC Yield**                   13.01%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     -26.82%        -27.47%
Five Years                     3.73%          3.73%
Since Inception*               3.72%          3.72%
SEC Yield**                   12.99%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 1998)

                              CLASS A        CLASS B        CLASS C
                              -------        -------        -------
1 Year                        -25.37%        -24.77%        -23.37%
3 Years                         4.28%          4.78%          5.01%
Since Inception*                4.37%          4.47%          4.50%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 2/25/94 for all Classes.

**   SEC yields are based on SEC guidelines and are calculated on 30 days ended
February 28, 1999.


3


PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1999 (UNAUDITED)            ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                               SHARES OR
                                               PRINCIPAL
                                                AMOUNT
                                                 (000)       U.S. $ VALUE
-------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-81.3%
OTHER SOVEREIGN DEBT OBLIGATIONS-50.1%
ARGENTINA-21.2%
Province of Tucuman
  9.45%, 8/01/04 (a)                            $ 3,929     $  3,123,204
Republic of Argentina
  12.125%, 2/25/19                               22,880       22,536,800
  Warrants, expiring 2/25/00                      2,500            6,250
Republic of Argentina
  11.375%, 1/30/17                               14,000       12,670,000
Republic of Argentina Series XW
  11.00%, 12/04/05                                2,500        2,253,125
                                                             ------------
                                                              40,589,379

BRAZIL-0.9%
Republic of Brazil
  10.125%, 5/15/27                                2,634        1,666,005

COLOMBIA-3.4%
Republic of Colombia
  8.625%, 4/01/08                                 7,600        6,469,500

JAMAICA-2.5%
Government of Jamaica
  9.625%, 7/02/02 (a)                             2,000        1,820,000
  10.875%, 6/10/05 (a)                            3,395        2,987,600
                                                             ------------
                                                               4,807,600

MEXICO-16.1%
United Mexican States
  10.375%, 2/17/09 (b)                           17,900       17,273,500
United Mexican States
  11.50%, 5/15/26                                13,000       13,617,500
                                                             ------------
                                                              30,891,000

PHILIPPINES-3.0%
Bangko Sentral Pilipinas
  8.60%, 6/15/27                                  7,000        5,845,000

RUSSIA-3.0%
Russian Federation
  11.00%, 7/24/18 (a)                            12,500        2,937,500
Russian IAN FRN
  5.9688%, 12/15/15                              25,023        2,564,867
Russia Principal Loan FRN
  5.9688%, 12/15/20 (c)                           5,000          337,500
                                                             ------------
                                                               5,839,867

Total Other Sovereign Debt Obligations
  (cost $112,757,186)                                         96,108,351

NON-COLLATERALIZED BRADY BONDS-16.3%
ARGENTINA-2.0%
Republic of Argentina PDI FRB
  6.1875%, 3/31/05                                4,700        3,863,400

BRAZIL-3.1%
Republic of Brazil C-Bonds
  8.00%, 4/15/14 (d)                             10,599        6,014,694

BULGARIA-4.8%
Republic of Bulgaria IAB FRN
  6.688%, 7/28/11                                13,500        9,180,000

PANAMA-3.3%
Republic of Panama PDI FRN
  5.9375%, 7/17/16 (e)(f)                         8,554        6,384,149


4


                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------

PERU-3.1%
Republic of Peru PDI
  4.00%, 3/07/17 (a)(g)                         $ 5,450     $  3,174,625
Republic of Peru FLIRB
  3.25%, 3/07/17 (a)(g)                           5,250        2,808,750
                                                             ------------
                                                               5,983,375

Total Non-Collateralized Brady Bonds
  (cost $33,503,750)                                          31,425,618

COLLATERALIZED BRADY BONDS-11.0%
BRAZIL-4.2%
Republic of Brazil Discount FRN
  6.125%, 4/15/24                                15,000        8,082,000

ECUADOR-4.2%
Republic of Ecuador PDI FRN
  6.00%, 2/28/25                                 18,000        8,123,400

MEXICO-0.9%
United Mexican States
  Discount Series D FRN
  6.0975%, 12/31/19                               2,000        1,615,000

VENEZUELA-1.7%
Republic of Venenzuela
  Discount Series W-B FRN
  5.875%, 3/31/20                                 5,000        3,212,500

Total Collateralized Brady Bonds
  (cost $21,961,035)                                          21,032,900

LOAN PARTICIPATION-3.9%
MOROCCO-3.9%
Kingdom of Morocco Loan
  Participation FRN Series A
  6.563%, 1/01/09
  (cost $8,252,816)                               9,524        7,428,571

Total Sovereign Debt Obligations
  (cost $176,474,787)                                        155,995,440

CORPORATE DEBT OBLIGATIONS-16.1%
Autopistas del Sol, SA Series B
  10.25%, 8/01/09 (a)                             2,500        1,881,250
Banco Nacional De Desenvolvimiento
  Economico
  15.224%, 6/16/08 (a)                            8,300        5,934,500
Cellco Finance
  15.00%, 8/01/05 (a)                             2,000        1,895,000
Conecel Holdings Ltd. FRN
  16.50%, 10/01/00 (a)(h)                         1,000          275,000
Consorcio Ecuatoriano Telecom
  14.00%, 5/01/02                                 6,000        2,370,000
Guangdong Enterprises
  8.875%, 5/22/07 (a)                             6,450        2,051,803
Grupo Mexicano de Desarrollo, SA
  8.25%, 2/17/01 (i)                              7,900        1,382,500
Korea Development Bank FRN
  8.889%, 6/16/03 (a)                             2,500        2,418,750
Netia Holdings B.V.
  10.25%, 11/01/07                                2,000        1,825,000
Netia Holdings B.V. Series B
  11.25%, 11/01/07 (j)                            5,500        3,533,750


5


PORTFOLIO OF INVESTMENTS (CONTINUED)     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------

Samsung Electronics Co.
  7.45%, 10/01/02 (a)                           $ 3,500     $  3,250,370
Tenaga Nasional Berhad
  7.625%, 4/29/37 (a)                             3,000        2,538,150
Tricom SA
  11.375%, 9/01/04                                1,750        1,537,812

Total Corporate Debt Obligations
  (cost $41,213,434)                                          30,893,885

TOTAL INVESTMENTS-97.4%
  (cost $217,688,221)                                        186,889,325
Other assets less liabilities-2.6%                             4,933,124

NET ASSETS-100%                                             $191,822,449



(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 1999, these securities amounted to $37,096,502 representing 19.3% of net assets.

(b)  Security trades with warrants expiring February 17, 2009.

(c)  Coupon consists of 5.9688% paid-in-kind.

(d)  Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.

(e)  Coupon consists of 4% cash payment and 1.9375% paid-in-kind.

(f)  Security trades with warrants expiring July 17, 2016.

(g) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 1999.

(h)  Security trades with warrants expiring October 1, 2000.

(i)  Security is in default and is non-income producing.

(j) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

     Glossary of Terms:

     FLIRB - Front Loaded Interest Reduction Bond.
     FRB   - Floating Rate Bond.
     FRN   - Floating Rate Note.
     IAB   - Interest Arrears Bond.
     IAN   - Interest Arrears Note.
     PDI   - Past Due Interest.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999 (UNAUDITED)            ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $217,688,221)        $ 186,889,325
  Cash                                                              21,359,821
  Income receivable                                                  5,410,499
  Receivable for investment securities sold                          1,786,979
  Receivable for capital stock sold                                  1,511,048
  Total assets                                                     216,957,672

LIABILITIES
  Payable for investment securities purchased                       22,985,810
  Dividends payable                                                  1,557,225
  Payable for capital stock redeemed                                   364,973
  Accrued expenses                                                     227,215
  Total liabilities                                                 25,135,223

NET ASSETS                                                       $ 191,822,449

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $      34,285
  Additional paid-in capital                                       280,026,565
  Distributions in excess of net investment income                  (2,759,866)
  Accumulated net realized loss on investment transactions         (54,679,639)
  Net unrealized depreciation on investments                       (30,798,896)
                                                                 $ 191,822,449

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($49,910,383 / 8,957,790 shares of
    capital stock issued and outstanding)                                $5.57
  Sales charge--4.25% of public offering price                             .25
  Maximum offering price                                                 $5.82

  CLASS B SHARES
  Net asset value and offering price per share
    ($106,740,635 / 19,057,224 shares of
    capital stock issued and outstanding)                                $5.60

  CLASS C SHARES
  Net asset value and offering price per share
    ($35,171,431 / 6,270,005 shares of
    capital stock issued and outstanding)                                $5.61


See notes to financial statements.


7


STATEMENT OF OPERATIONS
SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)

                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                        $ 13,179,207

EXPENSES
  Advisory fee                                       $ 679,339
  Distribution fee - Class A                            68,865
  Distribution fee - Class B                           511,587
  Distribution fee - Class C                           164,645
  Transfer agency                                      172,702
  Audit and legal                                       92,224
  Custodian                                             73,940
  Administrative                                        63,187
  Registration                                          33,501
  Printing                                              15,196
  Amortization of organization expenses                 14,571
  Directors' fees                                       11,766
  Miscellaneous                                          3,529
  Total expenses                                                     1,905,052
  Net investment income                                             11,274,155

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investment transactions                     (37,006,104)
  Net change in unrealized depreciation of investments              52,364,952
  Net gain on investment transactions                               15,358,848

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 26,633,003


See notes to financial statements.


8


STATEMENT OF CHANGES
IN NET ASSETS                            ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                           SIX MONTHS ENDED         YEAR ENDED
                                            FEB. 28, 1999           AUGUST 31,
                                             (UNAUDITED)               1998
                                           ----------------         ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                     $  11,274,155        $  15,006,720
  Net realized loss on investment
    transactions                              (37,006,104)         (14,298,058)
  Net change in unrealized appreciation
    (depreciation)of investments               52,364,952          (86,796,871)
  Net increase (decrease) in net assets
    from operations                            26,633,003          (86,088,209)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                    (3,461,546)          (3,780,424)
    Class B                                    (7,003,574)          (8,514,602)
    Class C                                    (2,260,382)          (2,711,694)
  Distributions in excess of net
    investment income
    Class A                                            -0-            (227,100)
    Class B                                            -0-            (511,493)
    Class C                                            -0-            (162,898)
  Tax return of capital
    Class A                                            -0-            (795,457)
    Class B                                            -0-          (1,807,258)
    Class C                                            -0-            (585,977)
  Net realized gains on investments
    Class A                                            -0-          (5,147,027)
    Class B                                            -0-         (12,345,658)
    Class C                                            -0-          (4,432,421)

COMMON STOCK TRANSACTIONS
  Net increase                                 42,179,212          106,923,018
  Total increase (decrease)                    56,086,713          (20,187,200)

NET ASSETS
  Beginning of year                           135,735,736          155,922,936
  End of period                             $ 191,822,449        $ 135,735,736


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1999 (UNAUDITED)            ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Dollar Government Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $184,000 have been deferred and are being amortized on a straight-line basis through February, 1999.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Based on the operations of the Fund as of the semi-


10


                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

annual date and its distribution policy, the Fund may have a tax return of capital at year end. At this time, the amount of this tax return of capital is not estimable.


NOTE B: ADVISORY AND ADMINISTRATIVE FEES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .75 of 1% of the average adjusted daily net assets of the Fund. Such fee will be accrued daily and paid monthly.

The Fund has a Transfer Agency Agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $134,484 for the six months ended February 28, 1999. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $28,430 from the sale of Class A shares and $94,847 and $32,901 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended February 28, 1999.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $5,007,951, and $1,008,728 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $550,960,303 and $0, respectively, for the six months ended February 28, 1999. There were purchases of $177,154,455 and sales of $137,204,177 of U.S. government and government agency obligations for the six months ended February 28, 1999.

At February 28, 1999, the cost of investments for federal income tax purposes was $219,004,032. Accordingly, gross unrealized appreciation of investments was $1,731,322 and gross unrealized depreciation was $33,846,029 resulting in net unrealized depreciation of $32,114,707.

1. OPTIONS TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.


11


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

There were no transactions in options written for the six months ended February 28, 1999.


NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, dividend into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     FEB. 28, 1999   AUGUST 31,   FEB. 28, 1999    AUGUST 31,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            4,915,851     4,813,019    $ 27,687,760    $ 40,513,709
Shares issued in
  reinvestment of
  dividends and
  distributions          310,667       728,102       1,771,077       6,175,196
Shares converted
  from Class B            95,767       259,021         532,495       2,196,430
Shares redeemed       (2,779,762)   (2,902,346)    (15,693,845)    (23,845,164)
Net increase           2,542,523     2,897,796    $ 14,297,487    $ 25,040,171

CLASS B
Shares sold            6,572,310    11,711,770    $ 37,129,204    $ 98,025,012
Shares issued in
  reinvestment of
  dividends and
  distributions          419,162     1,070,901       2,396,699       9,074,872
Shares converted
  to Class A             (95,767)     (259,021)       (532,495)     (2,196,430)
Shares redeemed       (3,610,411)   (5,528,229)    (20,368,150)    (44,595,809)
Net increase           3,285,294     6,995,421    $ 18,625,258    $ 60,307,645

CLASS C
Shares sold            5,555,943     4,751,772    $ 31,797,985    $ 41,402,517
Shares issued in
  reinvestment of
  dividends and
  distributions          208,363       559,509       1,183,466       4,741,446
Shares redeemed       (4,188,571)   (2,979,293)    (23,724,984)    (24,568,761)
Net increase           1,575,735     2,331,988    $  9,256,467    $ 21,575,202


12


                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 1999.


13


FINANCIAL HIGHLIGHTS                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS A
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS                                                          FEB. 25,
                                               ENDED                                                            1994(A)
                                              FEB. 28,                   YEAR ENDED AUGUST 31,                    TO
                                                1999     --------------------------------------------------    AUGUST 31,
                                            (UNAUDITED)      1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $5.05       $10.64       $10.01        $8.02        $9.14       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .37(b)       .73(b)       .88(b)       .84          .86          .45
Net realized and unrealized gain (loss)
  on investment transactions                     .58        (4.03)        1.85         2.10        (1.10)        (.86)
Net increase (decrease) in net asset
  value from operations                          .95        (3.30)        2.73         2.94         (.24)        (.41)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.43)        (.73)        (.95)        (.95)        (.88)        (.45)
Tax return of capital                             -0-        (.15)          -0-          -0-          -0-          -0-
Distributions in excess of net investment
  income                                          -0-        (.04)          -0-          -0-          -0-          -0-
Distributions from net realized gain on
  investments                                     -0-       (1.37)       (1.15)          -0-          -0-          -0-
Total dividends and distributions               (.43)       (2.29)       (2.10)        (.95)        (.88)        (.45)
Net asset value, end of period                 $5.57        $5.05       $10.64       $10.01        $8.02        $9.14

TOTAL RETURN
Total investment return based on net
  asset value (c)                              18.68%      (38.56)%      30.04%       38.47%       (1.48)%      (3.77)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $49,910      $32,365      $37,416      $23,253      $12,020      $10,995
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.57%(d)     1.48%        1.55%        1.65%        1.93%         .75%(d)
  Expenses, before waivers and
    reimbursements                              1.57%(d)     1.48%        1.55%        1.65%        1.93%        1.91%(d)
  Net investment income                        12.98%(d)     8.51%        8.49%        9.23%       11.25%        9.82%(d)
Portfolio turnover rate                           78%         188%         314%         315%         301%         100%


See footnote summary on page 16.


14


                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS B
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS                                                        FEB. 25,
                                               ENDED                                                           1994(A)
                                              FEB. 28,                   YEAR ENDED AUGUST 31,                   TO
                                                1999     --------------------------------------------------    AUGUST 31,
                                            (UNAUDITED)      1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $5.05       $10.64       $10.01        $8.02        $9.14       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .35(b)       .67(b)       .81(b)       .78          .80          .42
Net realized and unrealized gain (loss)
  on investment transactions                     .59        (4.05)        1.84         2.08        (1.11)        (.86)
Net increase (decrease) in net asset
  value from operations                          .94        (3.38)        2.65         2.86         (.31)        (.44)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.39)        (.67)        (.87)        (.87)        (.81)        (.42)
Tax return of capital                             -0-        (.14)          -0-          -0-          -0-          -0-
Distributions in excess of net
  investment income                               -0-        (.04)          -0-          -0-          -0-          -0-
Distributions from net realized gain on
  investments                                     -0-       (1.36)       (1.15)          -0-          -0-          -0-
Total dividends and distributions               (.39)       (2.21)       (2.02)        (.87)        (.81)        (.42)
Net asset value, end of period                 $5.60        $5.05       $10.64       $10.01        $8.02        $9.14

TOTAL RETURN
Total investment return based on
  net asset value (c)                          18.55%      (39.11)%      29.14%       37.36%       (2.40)%      (4.17)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $106,741      $79,660      $93,377      $84,295      $62,406      $47,030
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              2.28%(d)     2.22%        2.26%        2.37%        2.64%        1.45%(d)
  Expenses, before waivers and
    reimbursements                              2.28%(d)     2.22%        2.26%        2.37%        2.64%        2.63%(d)
  Net investment income                        12.26%(d)     7.78%        7.81%        8.57%       10.52%        9.11%(d)
Portfolio turnover rate                           78%         188%         314%         315%         301%         100%


See footnote summary on page 16.


15


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS C
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS                                                         FEB. 25,
                                                ENDED                                                           1994(A)
                                              FEB. 28,                  YEAR ENDED AUGUST 31,                     TO
                                                1999     --------------------------------------------------    AUGUST 31,
                                            (UNAUDITED)      1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $5.05       $10.64       $10.01        $8.02        $9.14       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .34(b)       .67(b)       .82(b)       .77          .79          .42
Net realized and unrealized gain (loss)
  on investment transactions                     .61        (4.05)        1.84         2.10        (1.10)        (.86)
Net increase (decrease) in net asset
  value from operations                          .95        (3.38)        2.66         2.87         (.31)        (.44)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.39)        (.67)        (.88)        (.88)        (.81)        (.42)
Tax return of capital                             -0-        (.14)          -0-          -0-          -0-          -0-
Distributions in excess of net
  investment income                               -0-        (.04)          -0-          -0-          -0-          -0-
Distributions from net realized gain on
  investments                                     -0-       (1.36)       (1.15)          -0-          -0-          -0-
Total dividends and distributions               (.39)       (2.21)       (2.03)        (.88)        (.81)        (.42)
Net asset value, end of period                 $5.61        $5.05       $10.64       $10.01        $8.02        $9.14

TOTAL RETURN
Total investment return based on
  net asset value (c)                          18.78%      (39.09)%      29.17%       37.40%       (2.36)%      (4.16)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $35,171      $23,711      $25,130      $14,511       $9,330      $10,404
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              2.28%(d)     2.19%        2.25%        2.35%        2.63%        1.45%(d)
  Expenses, before waivers and
    reimbursements                              2.28%(d)     2.19%        2.25%        2.35%        2.63%        2.59%(d)
  Net investment income                        12.28%(d)     7.75%        7.82%        8.52%       10.46%        9.05%(d)
Portfolio turnover rate                           78%         188%         314%         315%         301%         100%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


16


                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


17


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Trust Portfolio
    Treasury Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


18


ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

GDGSR